SITC 2019

Gaylord National Hotel & Convention Center Nov. 6-10

NATIONAL HARBOR, MARYLAND

Phase 1 Dose Escalation Study of PRS-343, a HER2/4-1BB Bispecific Molecule, in Patients with HER2+ Malignancies

Sarina Piha-Paul[1], Johanna Bendell[2], Anthony Tolcher[3], Sara Hurvitz[4], Amita Patnaik[5], Anuradha Krishnamurthy[6], Rachna Shroff[7], Paula Pohlmann[8], Noah Hahn[9], Markus Zettl[10], Jian Mei[10], Kayti Aviano[10], Manuela Duerr[10], Rushdia Yusuf[10], Louis A Matis[10], Shane Olwill[10], Ingmar Bruns[10], Geoffrey Ku[11]

[1]The University of Texas MD Anderson Cancer Center, Texas, USA
[2]Sarah Cannon Research Institute, LLC, Tennessee, USA
[3]NEXT Oncology, Texas, USA
[4]University of California Los Angeles Jonsson Comprehensive Cancer Center, California, USA
[5]South Texas Accelerated Research Therapeutics, Texas, USA
[6]University of Pittsburgh Medical Center, Pennsylvania, USA
[7]University of Arizona Cancer Center, Arizona, USA
[8]Georgetown University Hospital, Washington DC, USA
[9]Sydney Kimmel Cancer Center at Johns Hopkins, Maryland, USA
[10]Pieris Pharmaceuticals, Inc., Massachusetts, USA
[11]Memorial Sloan Kettering Cancer Center, New York, USA

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Disclosures • Arog Pharmaceuticals – research support • AstraZeneca – research support, consulting • Bristol-Myers Squibb – research support, consulting Geoffrey Ku • Daiichi Sankyo – research support Reports relationships • Eli Lilly – consulting with the following: • Merck – research support, consulting • Pieris Pharmaceuticals – research support, consulting • Zymeworks – research support Study sponsored by Pieris Pharmaceuticals

PRS-343: A HER2 4-1BB Bispecific HER2- HER2-targeting moiety targeting of the drug localizes to the Antibody tumor microenvironment and HER2+ facilitates 4-1BB cross-linking Tumor Cell PRS-343 4-1BB cross-linking ameliorates T-cell exhaustion and is critical for T-cell 4-1BB- Tumor-specific targeting T Cell expansion Anticalin Proteins

Study Design Current Enrollment Primary Objectives Dose Level No. Patients Dose (mg/kg) • Characterize safety profile 1 1 0.0005 (Q3W) • Identify MTD or RP2D 2 1 0.0015 3 1 0.005 Secondary Objectives 4 2 0.015 5 20.05 • Characterize PK profile 6 50.15 • Investigate dosing schedule 7 70.5 • Assess potential immunogenicity and PD effects 8 61 • Investigate efficacy 9 62.5 10 95 11 78 Active Schedule 1: Schedule 2 : 11b 68 (Q2W) schedules Q3W dosing on Day 1 Q2W dosing on Days 1, 15 Total 53 Data cut-off: 23-Oct-19 for subjects up to Cohort 11b; additional cohorts enrolling

Key Enrollment Criteria Inclusion Criteria • Diagnosis of HER2+ advanced/metastatic solid tumor malignancy that has progressed on standard therapy or for which no standard therapy is available • HER2+ solid tumors documented by ASCO, CAP or institutional guidelines • Patients with breast, gastric and GEJ cancer must have received at least one prior HER2-targeted therapy for advanced / metastatic disease • Measurable disease per RECIST v1.1 • ECOG 0 or 1 • Adequate liver, renal, cardiac and bone marrow function Exclusion Criteria • Ejection fraction below the lower limit of normal with trastuzumab and/ or pertuzumab • Systemic steroid therapy or any other form of immunosuppressive therapy within seven days prior to registration • Known, symptomatic, unstable or progressing CNS primary malignancies • Radiation therapy within 21 days prior to registration (limited field radiation to non-visceral structures is allowed, e.g., limb bone metastasis)

Baseline Characteristics All Subjects (n = 53) Characteristic n (%) Primary Cancer Type n (%) Age, Median (range) 61 (29–92) Gastroesophageal 19 (36%) Gender F 33 (62%) Breast 14 (26%) M 20 (38%) Gynecological 6 (11%) ECOG PS 0 12 (23%) Colorectal 5 (9%) 1 41 (77%) Gallbladder/ Biliary 4 (8%) Prior Therapy Lines 1 6 (11%) Bladder 2 (4%) 25 (9%) 3 11 (21%) Pancreatic 1 (2%) 4 10 (19%) Other – Salivary Duct 1 (2%) 5+ 21 (40%) Median no. of anti-HER2 Treatments Other – Melanoma 1 (2%) Breast 4 Gastric 2 Data cut-off: 23-Oct-19

PRS-343 Clinical Pharmacology 1000 100 Preliminary PRS-343 0.015 mg/kg Pharmacology Profile 0.05 mg/kg 10 0.15 mg/kg 0.5 mg/kg 1 mg/kg • Preliminary PK: Mean terminal half-life 1 2.5 mg/kg of PRS-343 is approximately five days 5 mg/kg PRS-343 (µg/mL) serum conc 8 mg/kg (Q3W) 8 mg/kg (Q2W) 0.1 • 27.8% of patients are ADA+ with titers above 1:150 in cohorts covering active dose range (≥2.5 mg/kg) 0.01 0 200 400 600 Time (hours) Note: PRS-343 concentrations are below limit of quantification for dose levels < 0.015 mg/kg

Treatment-Related Adverse Events All Subjects Occurred in ≥ 1 Patient n = 111 | n (%) % Grade 3 Infusion Related Reaction 10 (9%) 2 (2%) Fatigue 10 (9%) 1 (1%) Chills 7 (6%) 0 Flushing 7 (6%) 3 (3%) Nausea 7 (6%) 0 Diarrhea 7 (6%) 0 Vomiting 6 (5%) 0 Non-Cardiac Chest Pain 5 (4%) 1 (1%) No Grade 4 or 5 Treatment-Related AEs

Summary of Responses at Active Dose Range of PRS-343 Based on clinical data, serum concentration of > 20 µg/ml defines active dose range (beginning at Cohort 9) Cohort 11b 11 10 9 Total Best Response 8 mg/kg, Q2W 8 mg/kg, Q3W 5 mg/kg, Q3W 2.5 mg/kg, Q3W Response Evaluable Patients 544518 PR 2- - - 2 SD 32128 PD -2338 ORR 40% 0% 0% 0% 11% DCR 100% 50% 25% 40% 55%

Best Response in Target Lesions Monotherapy Study Cohorts 1-11b 60% 40% Cohort 1 – 0.0005 mg/kg Cohort 2 – 0.0015 mg/kg Disease Progression 20% Cohort 5 – 0.5 mg/kg Cohort 6 – 1 mg/kg Cohort 7 – 0.5 mg/kg 0% Cohort 8 – 1 mg/kg Cohort 9 – 2.5 mg/kg -20% Cohort 10 – 5 mg/kg Best change from baseline (%) Best change from Partial Response Cohort 11 – 8 mg/kg -40% Cohort 11b – 8 mg/kg (Q2W) -60% 7 9 9 6 9 6 11 7 8 10 8 7 5 11b 9 11 10 8 10 8 11b 6 7 7 10 9 1 10 2 10 8 11b11b Cohort

Best Response in Target Lesions Monotherapy Study Cohorts 9-11b 60% 40% Cohort 9 – 2.5 mg/kg Cohort 10 – 5 mg/kg Disease Progression 20% Cohort 11 – 8 mg/kg Cohort 11b – 8 mg/kg (Q2W) 0% -20% Best change from baseline (%) Best change from Partial Response -40% -60% 9 9 9 11 10 10 11b 9 11 10 10 11b 9 10 10 11b 11b Cohort

Average Time on Treatment with PRS-343 Significantly Increases in Cohort 11b (8 mg/kg Q2W) Duration (Days) Number of Subjects = 28 Cohort 11b – 8 mg/kg (Q2W) Cohort 11 – 8 mg/kg Cohort 10 – 5 mg/kg Cohort 9 – 2.5 mg/kg Partial Response Stable Disease Disease Progression Death Discontinued On-Treatment 0 21 42 63 84 105 126 147 168 189 210

Increased CD8+ T Cell Numbers in Tumor Biopsies Post-Treatment Biopsy Biopsy Pre-dose PRS-343 PRS-343 Post-dose (Cycle 1 Day 1) (Cycle 2 Day 1) (Cycle 2 Days 2-8) Tumor Stroma Pronounced increase in CD8+ T cell 17 17 numbers is observed post-treatment in 16 16 patients receiving doses ≥ 2.5 mg/kg 6 6 5 5 tumor area tumor area 2 2 4 4 Patients benefiting from treatment (SD 3 3 > 120 days (blue) and PR (green) had 2 2 Fold induction CD8+ induction Fold Fold induction CD8+ induction Fold + T cells/mm T cells/mm 1 1 more pronounced increase in CD8 T 0 0 cell number in tumor vs. stroma Cohort 1-8 Cohort 9-11b Cohort 1-8 Cohort 9-11b

Gastric Cancer Patient with Confirmed PR Patient Profile, Treatment History and RECIST Patient Profile Oncology Treatment History Duration Best Response • Cohort 11b | 8 mg/kg every two weeks • 80-year old woman; initial diagnosis on June 2017 • Stage IV gastric adenocarcinoma Trastuzumab, Pembrolizumab + July 2017 – June 2018 Stable Disease • Metastases to liver, lymph node and adrenal glands Capecitabine/oxaliplatin • HER2 IHC 3+; PD-L1 positive (CPS=3) • NGS: ERBB2 amplification, TP53 mutation, alteration Nivolumab with IDO1 inhibitor Aug 2018 – Jan 2019 Stable Disease of CDK12 and SF3B1 (investigational drug) Lesion Size (mm) Lesions Lesion Site Baseline C2 Post-treatment C3 Post-treatment C4 Post-treatment C6 Post-treatment Target 1 Liver 14 12 10 9 9 Target 2 Liver 20 16 10 8 8 Target 3 Pancreas 19 16 14 14 14 % Change from Baseline -17% -36% -42% -42% PR, partial response; HER2, human epidermal growth factor receptor 2; PD-L1, Programmed Death Ligand 1; CPS, combined positive score; NGS, next-generation sequencing

Gastric Cancer Patient with Confirmed Partial Response Baseline Cycle 4

CD8+ T Cell Numbers Increase Post-Treatment in Responding Gastric Cancer Patient



Pre-Treatment (CD8: Teal | Ki67: Red)



Post-Treatment (CD8: Teal | Ki67: Red)


Tumor
CD8 fold change: 5.7 CD8 pre [n/mm²]: 38
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200
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Fold Change
Post-Treatment


Stroma
CD8 fold change: 4 CD8 pre [n/mm²]: 66
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Fold Change
Post-Treatment

CD8+ T cell numbers increase post-treatment. This is more pronounced in tumor tissue, consistent with the predicted MoA of PRS-343.

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Conclusions: PRS-343 as Monotherapy Well-tolerated, with a good safety profile in all doses and schedules tested Demonstrated anti-tumor activity in heavily pre-treated patient population across multiple tumor types; treatment history indicative of 4-1BB-driven mechanism-of-action Showed a clear increase in CD8+ T cell numbers and proliferative index in the tumor microenvironment of responders Future studies are planned for continued development in defined HER2+ indications

Acknowledgements • Patients, their families and caregivers • Investigators, as well as their site personnel • The University of Texas MD Anderson Cancer Center – S. Piha-Paul, B. Bruggman • Sarah Cannon Research Institute, LLC – J. Bendell, J. Costin • NEXT Oncology – A. Tolcher, K. Dotson • University of California Los Angeles Jonsson Comprehensive Cancer Center – S. Hurvitz, M. Rocha, R. Rubin • South Texas Accelerated Research Therapeutics – A. Patnaik, K. Rivas • University of Pittsburgh Medical Center – A. Krishnamurthy, B. Foster, A. Blasko • University of Arizona Cancer Center – R. Shroff, D. Pennington • Georgetown University Hospital – P. Pohlmann, S. Wagner • Sydney Kimmel Cancer Center at Johns Hopkins – N. Hahn, E. Lee • Memorial Sloan Kettering Cancer Center – G. Ku, T. Shrivastav, P. Collins

Appendix

Adverse Events Unrelated to Treatment All Subjects Adverse Events Unrelated to Adverse Events Unrelated to n = 303 | n (%) n = 303 | n (%) Treatment Treatment Fatigue 14 (5%) Alanine aminotransferase increased 5 (2%) Abdominal pain 11 (4%) Blood bilirubin increased 5 (2%) Anemia 10 (3%) Headache 5 (2%) Constipation 9 (3%) Hyperglycemia 5 (2%) Decreased appetite 9 (3%) Pain 5 (2%) Dyspnea 9 (3%) Pruritus 5 (2%) Diarrhea 7 (2%) Vomiting 5 (2%) Dysphagia 6 (2%) Weight decreased 5 (2%) Nausea 6 (2%)